Provisions and Other Contingencies	12 Months Ended
Mar. 31, 2026
Disclosure of other provisions [abstract]
Provisions and Other Contingencies

2.6 Provisions and other contingencies

Accounting policy

2.6.1 Provisions

A provision is recognized if, as a result of a past event, the Group has a present legal or constructive obligation that is reasonably estimable, and it is probable that an outflow of economic benefits will be required to settle the obligation. Provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the liability. The Group recognizes a reimbursement asset when, and only when, it is virtually certain that the reimbursement will be received if the Group settles the obligation.

Contingent liability is a possible obligation arising from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the entity or a present obligation that arises from past events but is not recognized because it is not probable that an outflow of resources embodying economic benefits will be required to settle the obligation or the amount of the obligation cannot be measured with sufficient reliability.

a)
Post sales client support

The Group provides its clients with a fixed-period post-sales support for its fixed-price, fixed-timeframe contracts. Costs associated with such support services are accrued at the time related revenues are recorded and included in cost of sales. The Group estimates such costs based on historical experience and estimates are reviewed on a periodic basis for any material changes in assumptions and likelihood of occurrence.

b)
Onerous contracts

Provisions for onerous contracts are recognized when the expected benefits to be derived by the Group from a contract are lower than the unavoidable costs of meeting the future obligations under the contract. Provisions for estimated losses, if any, on incomplete contracts are recorded in the period in which such losses become probable based on the estimated efforts or costs to complete the contract. The provision is measured at the present value of the lower of the expected cost of terminating the contract and the expected net cost of continuing with the contract. Before a provision is established the Group recognizes any impairment loss on the assets associated with that contract.

Provision for post sales client support and other provisions:

		(Dollars in millions)
	As of
	March 31, 2026	March 31, 2025
Post sales client support and other provisions	159	155
Provision pertaining to settlement (refer to note 2.6.2)	-	18
Total provisions	159	173

Provision for post sales client support and other provisions primarily represents costs associated with providing sales support services which are accrued at the time of recognition of revenues and are expected to be utilized over a period of 1 year.

The movement in the provision for post sales client support and other provisions is as follows:

(Dollars in millions)
Year ended March 31,
2026
Balance at the beginning	155
Provision recognized / (reversed)	54
Provision utilized	(50)
Balance at the end	159

Provision for post sales client support and other provisions is included in cost of sales in the consolidated statement of comprehensive income.

As of March 31, 2026, and March 31, 2025, claims against the Group, not acknowledged as debts (excluding demands from income tax authorities- Refer to Note 2.18), amounted to $122 million (₹1,153 crore) and $119 million (₹1,020 crore), respectively.

Amount paid to statutory authorities against the claims (excluding demands from income tax authorities- Refer to Note 2.18) amounted to $3 million (₹27 crore) and $1 million (₹8 crore) as at March 31, 2026 and March 31, 2025 respectively.

2.6.2 Legal Proceedings

McCamish cybersecurity incident

In November 2023, certain systems of Infosys McCamish Systems LLC ("McCamish"), a subsidiary of Infosys BPM Limited (a wholly owned subsidiary of Infosys Limited), were encrypted by ransomware, resulting in the nonavailability of certain applications and systems. McCamish initiated its incident response and engaged cybersecurity and other specialists to assist in its investigation of and response to the incident and remediation and restoration of impacted applications and systems. By December 31, 2023, McCamish, with external specialists' assistance, substantially remediated and restored the affected applications and systems.

McCamish in coordination with its third-party eDiscovery vendor has identified corporate customers and individuals whose information was subject to unauthorized access and exfiltration. McCamish processes personal data on behalf of its corporate customers.

From March 6, 2024 through July 25, 2024, six actions were filed in the U.S. District Court for the Northern District of Georgia against McCamish. All six actions were consolidated, and the consolidated class action complaint was filed on November 7, 2024, purportedly on behalf of all persons residing in the United States whose personally identifiable information was compromised in the incident, including all who was sent a notice of the incident. On December 20, 2024, the Court granted the parties’ joint motion to stay proceedings pending the parties’ efforts to resolve the lawsuit through mediation.

On March 13, 2025, the McCamish and the plaintiffs engaged in mediation, resulting in-principal agreement that sets forth the terms of a proposed settlement of the class action lawsuits against McCamish, as well as seven class action lawsuits arising out of the incident that have been filed against the McCamish’s customers. Under the settlement terms, McCamish has agreed to pay $17.5 million into a fund to settle these matters.

McCamish had accrued for the settlement amount along with the insurance reimbursement receivable during the year ended March 31, 2025. On December 18, 2025, McCamish received final court order from Northern District of Geogia (US) approving settlement of class action lawsuit. This settlement resolves allegations made in the class action lawsuit without admission of any liability. The settlement amount has since been paid.

McCamish may incur additional costs including from indemnities or damages/claims, which are indeterminable at this time.

Government Investigation

The U.S. Department of Justice (“DOJ”) is conducting an investigation regarding how the Company classified certain H-1B visa-recipient employees in immigration documents filed with certain U.S. government authorities. The Company is engaged in discussions with the DOJ regarding its ongoing investigation and continues its own inquiry regarding the matter. At this stage, the Company is unable to predict the outcome of this matter, including whether such outcome could have a material adverse effect on the Company’s business and results of operations.

Others

Apart from the foregoing, the Group is subject to legal proceedings and claims which have arisen in the ordinary course of business. The Group’s management reasonably expects that such ordinary course legal actions, when ultimately concluded and determined, will not have a material and adverse effect on the Group’s results of operations or financial condition.